SHARES SALE AND PURCHASE AGREEMENT

by and between

LIVING 3D HOLDINGS, INC.

AND

JIMMY KENT LAM WONG

with respect to 100% of the total
issued and outstanding share capital of

Living 3D Holdings, Limited

This Agreement is made and entered into by and between:

(1) Living 3D Holdings, Inc. (the "Seller") with its office situated at Room 512, 5/F., Beverley Commercial Centre, No. 87-105 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong.

(2) Jimmy Kent Lam Wong (the "Purchaser") residing at Rm. 102, Building 43, Hengda Yujing Peninsula, Lishui Town, Nanhai District, Foshan City, Guangdong Province, People's Republic of China.

WHEREAS the Seller owns 100% total issued and outstanding capital of Living 3D Holdings, Limited (the "Company") and desires to sell and the Purchaser desires to purchase 100% of such shares (the "Sale Shares").

WHEREAS both the Seller and the Purchaser have agreed that the sale and purchase of the Sale Shares shall be effective as of October 1, 2015 once all of the closing conditions as stipulated in Article V have been fulfilled.

NOW IT IS HEREBY AGREED AS FOLLOWS:-

ARTICLE I SALE AND PURCHASE

Upon and subject to the terms and conditions of this Agreement, the Seller shall sell and the Purchaser shall purchase the Sale Shares held by the Seller.

ARTICLE II PURCHASE PRICE

The total consideration for the sale and purchase of the Sale Shares shall be United States Dollars One Hundred Only (USD100.00) (the "Purchase Price"). The Purchase Price shall be satisfied by cash or certified funds at closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser as follows:

3.1 The Seller is a company duly organized and validly existing under the laws of United States of America. The Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

3.2 The execution and delivery by the Seller of this Agreement and the performance by the Seller of its obligations hereunder has been duly and validly authorized and no other action on the part of the Seller or its stockholders is necessary. This Agreement has been duly and validly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

3.3 The Sale Shares are duly authorized, validly issued, outstanding, fully paid and nonassessable. The Seller owns the Sale Shares free and clear of all liens, security interests, pledges or encumbrances of any kind.

3.4 The execution and delivery by the Seller of this Agreement do not and the performance by the Seller of its obligations under this Agreement will not:

(a) conflict with or result in a violation or breach of any of the certificate or articles of association or other comparable corporate charter

documents of the Seller or the Company; or

(b) conflict with or result in a violation, default or breach, as applicable, of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or contract or agreement applicable to the Seller or the Company or any of their respective assets and properties.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Seller as follows:

4.1 The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

4.2 The execution and delivery by the Purchaser of this Agreement and the performance by the Purchaser of its obligations hereunder has been duly and validly authorized. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

4.3 The execution and delivery by the Purchaser of this Agreement do not and the performance by the Purchaser of its obligations under this Agreement will not:

(a) conflict with or result in a violation or breach of any of the certificate or articles of association or other comparable corporate charter documents of the Company; or

(b) conflict with or result in a violation, default or breach, as applicable, of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or contract or agreement applicable to the Purchaser or the Company or any of their respective assets and properties.

ARTICLE V
CONDITIONS OF CLOSING

5.1 The sale and purchase of the Sale Shares are subject to the following terms and conditions for the exclusive benefit of the Purchaser to be fulfilled and performed at or prior to closing:

(a) The Purchaser shall have delivered cash or certified funds of United States Dollars One Hundred Only (USD100.00) to the Seller;

(b) The covenants, representation and warranties of the Seller contained in Article III hereof shall be true and correct as of the date hereof, and shall be true and correct on and as of closing with the same force and effect as though such covenants, representations and warranties had been made on and as of such date;

(c) The Seller shall have delivered to the Purchaser the corporate records, minute book, share certificate, seal and any other corporate records relating to the Company and any other records relating to the Company or its business whatsoever which are in its possession;

(d) The Seller shall have delivered to the Purchaser the resignations of each executive officer and director of the Company;

(e) At the closing date, there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or business of the Company from that shown in its most recent financial statements;

(f) The Seller agrees to assist the Purchaser to procure the formal ownership of the Sale Shares so as to enjoy all rights and interests and to undertake all obligations and liabilities as the sole shareholder of the Company through the completion of the registration of transfer of the Sale Shares; and

(g) The Purchaser shall have delivered a certificate to the Seller certifying that all liabilities of the Company as indicated in the financial statements of the Company at September 30, 2015 will either be waived or borne by the Purchaser.

ARTICLE VI
APPROVAL

The sale of the Sale Shares under this Agreement shall be approved by the Board of Directors of the Company

ARTICLE VII
MISCELLANEOUS

7.1 The closing shall take place at 3:30 p.m., local time, on November 30, 2015 at the address of the Seller.

7.2 Each of the parties hereto will from time to time at the other's request and expense and without further consideration, execute and deliver such other instruments of transfer conveyance and assignment and take such further action as the other may reasonably require to more effectively complete any matter provided for herein.

7.3 Any notice, direction or instrument required or permitted to be given to the Seller hereunder shall be in writing and may be given by mailing the same postage prepaid or delivering the same addressed to the Seller at the address of the Seller first above mentioned.

7.4 Any notice, direction or instrument required or permitted to be given to the Purchaser hereunder shall be in writing and may be given by mailing the same postage prepaid or delivering the same addressed to the Purchaser at the address of the Purchaser first above mentioned.

7.5 Any notice, direction or other instrument aforesaid, if delivered, shall be deemed to have been given or made on the date on which it was delivered, or if mailed, shall be deemed to have been given or made on the third business day following the day on which it was mailed.

7.6 The parties may change their address for service from time to time by notice given in accordance with the foregoing.

7.7 Time shall be of the essence of this Agreement.

7.8 The parties acknowledge that their respective recitals, representations and warranties made herein are true and correct in all material respects.

7.9 This Agreement supersedes all prior discussion and agreements between the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

7.10 The applicable law of this Agreement is the laws of the Hong Kong Special Administrative Region.

7.11 The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit any provision hereof.

7.12 This Agreement may be executed in any number of identical counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Dated this 30th Day of November, 2015

THE SELLER:
Living 3D Holdings, Inc.

By: Jimmy Kent Lam Wong
Chief Executive Officer and Director

THE PURCHASER:
Jimmy Kent Lam Wong

By: Jimmy Kent Lam Wong

27/11/2015

Kin Wah Ngai
Director
Living 3D Holdings, Inc.